EXHIBIT 10.12

                              NETSPEAK CORPORATION






                            COMMON STOCK AND WARRANT

                               PURCHASE AGREEMENT








                                  JUNE 10, 1996



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                                TABLE OF CONTENTS

                                                                                              PAGE
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1.       PURCHASE AND SALE OF COMMON STOCK AND WARRANT...........................................1

         1.1      Sale and Issuance of Common Stock and Warrant..................................1
         1.2      Closing........................................................................1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................1

         2.1      Organization, Good Standing and Qualification..................................1
         2.2      Capitalization.................................................................2
         2.3      Subsidiaries...................................................................2
         2.4      Authorization..................................................................2
         2.5      Valid Issuance of Securities...................................................3
         2.6      Governmental Consents..........................................................3
         2.7      Litigation.....................................................................3
         2.8      Employee Agreement.............................................................3
         2.9      Patents and Trademarks.........................................................4
         2.10     Compliance with Other Instruments..............................................4
         2.11     Agreements; Action.............................................................5
         2.12     Disclosure.....................................................................5
         2.13     Rights of Registration.........................................................6
         2.14     Title to Property and Assets...................................................6
         2.15     Financial Statements...........................................................6
         2.16     Employee Benefit Plans.........................................................6
         2.17     Tax Returns and Payments.......................................................6
         2.18     Insurance......................................................................7
         2.19     Labor Agreements and Actions...................................................7
         2.20     Changes........................................................................7
         2.21     Employees......................................................................8
         2.22     No Conflict of Interest........................................................8

3.       REPRESENTATIONS AND WARRANTIES OF CREATIVE..............................................9

         3.1      Authorization..................................................................9
         3.2      Purchase Entirely for Own Account..............................................9
         3.3      Disclosure of Information......................................................9
         3.4      Investment Experience..........................................................9
         3.5      Restricted Securities.........................................................10
         3.6      Further Limitations on Disposition............................................10
         3.7      Legends.......................................................................10
         3.8      Accredited Investor...........................................................11



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4.       CONDITIONS OF CREATIVE'S OBLIGATIONS AT CLOSING........................................11

         4.1      Representations and Warranties................................................11
         4.2      Performance...................................................................11
         4.3      Compliance Certificate........................................................11
         4.4      Proceedings and Documents.....................................................11
         4.5      Opinion of Company Counsel....................................................11
         4.6      Rights Agreement..............................................................11
         4.7      Proprietary Information and Assignment of Inventions Agreement................11
         4.8      Opinion of Patent Counsel.....................................................11

5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.....................................12

         5.1      Representations and Warranties................................................12
         5.2      Rights Agreement..............................................................12
         5.3      Compliance Certificate........................................................12

6.       MISCELLANEOUS..........................................................................12

         6.1      Survival of Warranties........................................................12
         6.2      Transfer; Successors and Assigns..............................................12
         6.3      Governing Law.................................................................12
         6.4      Counterparts..................................................................12
         6.5      Titles and Subtitles..........................................................12
         6.6      Notices.......................................................................13
         6.7      Finder's Fee..................................................................13
         6.8      Expenses......................................................................13
         6.9      Amendments and Waivers........................................................13
         6.10     Severability..................................................................14
         6.11     Entire Agreement..............................................................14
         6.12     Confidentiality...............................................................14


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                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of June 10, 1996 by and among Netspeak Corporation, a Florida corporation (the "Company"), Internet Telephone Company, a Florida corporation and a wholly-owned subsidiary of the Company (the "Subsidiary") and Creative Technology Ltd., a Singapore corporation ("Creative").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       PURCHASE AND SALE OF COMMON STOCK AND WARRANT.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK AND WARRANT. Subject to the terms and conditions of this Agreement, Creative agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to Creative at the Closing an aggregate of 207,679 shares of the Company's Common Stock (the "Stock") at a purchase price of $5.05 per share, for an aggregate purchase price of $1,048,778.95 (the "Purchase Price"). The shares of Common Stock issued to Creative pursuant to this Agreement shall be hereinafter referred to as the "Stock." In addition, at the Closing, the Company agrees to issue to Creative a warrant (the "Warrant"), the form of which is attached hereto as EXHIBIT A, to purchase up to an aggregate of 207,679 additional shares of the Company's Common Stock (the "Warrant Shares") at an exercise price of $5.05 per share. The Stock, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant are collectively referred to herein as the "Securities."

                  1.2 CLOSING. The purchase and sale of the Stock shall take place at the offices of Venture Law Group, at 2800 Sand Hill Road, Menlo Park, California on June 20, 1996, or at such other time and place as the Company and Creative mutually agree upon, orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to Creative a certificate representing the Stock being purchased thereby and the Warrant against payment of the Purchase Price therefor, by check payable to the Company or wire transfer to the Company's bank account. In addition, the Company and Creative shall enter into the Investor Rights Agreement (the "Rights Agreement"), the form of which is attached hereto as EXHIBIT B.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and the Subsidiary each hereby jointly and severally represents and warrants to Creative that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT C, specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and the



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Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, condition (financial or otherwise), affairs, operations, properties or assets of the Company and the Subsidiary, taken as a whole (a "Material Adverse Effect"). The Company has furnished Creative with copies of its and the Subsidiary's Articles of Incorporation (the "Articles") and Bylaws, as amended. Said copies are true, correct and complete and contain all amendments through the Closing Date.

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately following the Closing, of:

                           (i)      COMMON STOCK.  25,000,000 shares of Common
Stock, 6,928,679 shares of which will be issued and outstanding immediately Following the Closing (giving effect to the transactions contemplated hereunder) to the persons listed on the Schedule of Shareholders attached hereto as EXHIBIT
D. The outstanding shares of Common Stock are all duly and validly authorized and issued and were issued in accordance with the registration or qualification requirements of the Securities Act of 1933, as amended (the "Securities Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

                           (ii)     PREFERRED STOCK.  1,000,000 shares of
Preferred Stock, none of which will be issued and outstanding.

                           (iii)    There are no outstanding options, warrants,
rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved 2,200,000 shares of Common Stock for issuance, at the discretion of the Board of Directors, to officers, directors, employees and consultants pursuant to stock option plans adopted by the Company.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than the Subsidiary. The authorized capital stock of the Subsidiary consists of 1,000 Shares of Common Stock, 100 shares of which are issued and outstanding, all of which are held by the Company.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company and the Subsidiary, their respective officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, the performance of all obligations of each of the Company and the Subsidiary hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and this Agreement and the Rights Agreement constitute valid and legally binding obligations of each of the Company and the Subsidiary, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, moratorium and other laws


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affecting creditors rights generally and to the application by a court of general principles of equity.

                  2.5 VALID ISSUANCE OF SECURITIES. The Stock being issued to Creative hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. The Warrant being issued to Creative hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued. Based in part upon the representations of Creative in this Agreement and subject to the provisions of Section 2.6 below, the Securities will be issued in compliance with all applicable federal and state securities laws. The Warrant Shares issuable upon exercise of the Warrant have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid and non-assessable. The offer, sale and issuance of the Stock, the Warrant and the Warrant Shares constitute transactions exempt from the registration requirements of Section 5 of the Securities Act by virtue of Section 4(2) thereof and will be issued in compliance with all applicable state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company or the Subsidiary is required in connection with the valid execution and delivery of this Agreement and the Rights Agreement, or the offer, sale or issuance of the Stock and the Warrant (and the Warrant Shares issuable upon exercise of the Warrant), or the consummation of any other transaction contemplated hereby and by the Rights Agreement.

                  2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge and the Subsidiary's knowledge, currently threatened against the Company or the Subsidiary that questions the validity of this Agreement or the Rights Agreement or the right of the Company or Subsidiary to enter into the@ or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company or the Subsidiary, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without Stations actions pending or threatened (or any basis therefor known to the Company or the Subsidiary) involving the prior employment of any of the Company's or the Subsidiary's employees, their use in connection with the Company's or the Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor the Subsidiary is a party or subject to the provisions of any writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or which the Company intends to initiate.

                  2.8 EMPLOYEE AGREEMENT. Each key employee and officer of the Company and the Subsidiary has executed or prior to the Closing will execute an agreement with the


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Company regarding confidentiality and proprietary information. Each of the
Company and the Subsidiary, after reasonable investigation, is not aware that any of its employees are in violation thereof, and each of the Company and the Subsidiary will use its best efforts to prevent any such violation.

                  2.9 PATENTS AND TRADEMARKS. Exhibit C sets forth all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes owned by or licensed to the Company or the Subsidiary (collectively the "Company Intellectual Property"). The Company Intellectual Property is sufficient for each of the Company and the Subsidiary to conduct its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or the Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary fights and processes of any other person or entity. Neither the Company nor the Subsidiary has received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary fights of any other person or entity. Neither the Company nor the Subsidiary is aware that any of its respective employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Company or the Subsidiary or that would conflict with the Company's or the Subsidiary's business as proposed to be conducted. Neither the execution nor delivery of this Agreement and the Rights Agreement, nor the carrying on of the Company's or the Subsidiary's business by their respective -employees, nor the conduct of the Company's or the Subsidiary's business as proposed, will, to the best knowledge of each of the Company and the Subsidiary, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Neither the Company nor the Subsidiary believes it is or will be necessary to utilize any inventions of any of its respective employees (or persons it currently intends to hire) made prior to their employment by the Company or the Subsidiary, as applicable, except where the Company has acquired the rights to ' he foregoing.

                  2.10 COMPLIANCE WITH OTHER INSTRUMENTS.

                           (a)      Neither the Company nor the Subsidiary is
in violation or default of (i) any provisions of its Articles or Bylaws or (ii) of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, (iii) to the best of its knowledge, of any provision of federal or state statute, rule or regulation applicable to it, which violation or default, in the case of (ii) and (iii), would have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of


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notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in a Material Adverse Effect.

                           (b)      Each of the Company and the Subsidiary has
avoided every condition, and has not performed any act, the occurrence of which would result in its loss of any fight granted under any license, distribution or other agreement, which loss would have a Material Adverse Effect.

                  2.11     AGREEMENTS; ACTION.

                           (a)      There are no agreements, understandings or
proposed transactions between the Company or the Subsidiary and any of its respective officers or directors or their respective spouses, affiliates, or any affiliate thereof.

                           (b)      Except for agreements explicitly
contemplated hereby, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or the Subsidiary is a party or by which it is bound that involve (i) obligations of, or payments to it In excess of, $10,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from it.

                           (c)      Neither the Company nor the Subsidiary has
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (d)      Neither the Company nor the Subsidiary is a
party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles or Bylaws, that has a Material Adverse Effect.

                           (e)      Other than discussions that the Company or
the Subsidiary is contractually bound from disclosing to any third party, neither the Company nor the Subsidiary has engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of it with or into any such corporation or corporations,
(ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of its assets or a transaction or series of related transactions in which more than fifty percent (50%) of its voting power is disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of it.

                  2.12 DISCLOSURE. Each of the Company and the Subsidiary has fully provided Creative with all the information which Creative has requested in connection with the purchase


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of the Securities hereunder. No representation or warranty of the Company or
Subsidiary contained in this Agreement and the Exhibits attached hereto, any certificate furnished or to be furnished to Creative at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  2.13 RIGHTS OF REGISTRATION. Except as contemplated herein, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.14 TITLE TO PROPERTY AND ASSETS. Each of the Company and the Subsidiary owns its property and assets free and clear of all mortgages, hens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair its ownership or use of such property or assets. With respect to the property and assets it leases, each of the Company and the Subsidiary is in compliance with such leases in all material respects and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, except such encumbrances and liens which do not materially impact its use of the leased property.

                  2.15 FINANCIAL STATEMENTS. The Company has delivered to Creative its consolidated financial statements at December 31, 1995 and for the fiscal year then ended (which have been audited by the Company's independent accountants) and its unaudited consolidated financial statements (balance sheet and profit and loss statement) at March 31, 1996 and for the three months then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements do not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company and the Subsidiary, taken as a whole, as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments, which are neither individually nor in the aggregate material. Except as set forth in the Financial Statements, neither the Company nor the Subsidiary has any material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1996, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company and the Subsidiary, taken as a whole.

                  2.16 EMPLOYEE BENEFIT PLANS. Neither the Company nor the Subsidiary has Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.17 TAX RETURNS AND PAYMENTS. Each of the Company and Subsidiary has filed all tax returns and reports as required by law. These returns and reports are true and correct


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in all material respects. Each of the Company and the Subsidiary has paid all taxes and other assessments due, except those contested by it in good faith.

                  2.18 INSURANCE. Each of the Company and the Subsidiary has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

                  2.19 LABOR AGREEMENTS AND ACTIONS. Neither the Company nor the Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company or the Subsidiary, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiary. There is no strike or other labor dispute involving the Company or the Subsidiary pending, or to the best knowledge of the Company and the Subsidiary threatened, which could have a Material Adverse Effect nor is the Company or the Subsidiary aware of any labor organization activity involving its employees. Neither the Company nor the Subsidiary is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or the Subsidiary, nor does the Company or the Subsidiary have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company or the Subsidiary is terminable at the will of the Company or the Subsidiary.

                  2.20 CHANGES. Since March 31, 1996 there has not been:

                           (a)      any change in the consolidated assets,
liabilities, condition (financial or otherwise), affairs, earnings, business, operations or prospects of the Company or the Subsidiary from that reflected in the consolidated balance sheet as at March 31, 1996 referred to in Section 2.16 above, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse,

                           (b)      any change, except in the ordinary course
of business, in the contingent obligations of the Company or the Subsidiary by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty or otherwise;

                           (c)      any damage, destruction or loss, whether or
not covered by insurance, materially adversely affecting the properties or business of the Company and the Subsidiary, taken as a whole;

                           (d)      any waiver by the Company or the Subsidiary
of a valuable right or of a material debt owed to it;


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                           (e)      any loans made by the Company or the
Subsidiary to its employees, officers or directors other than advances of expenses made in the ordinary course of business or in connection with employee stock purchases,

                           (f)      any declaration or payment of any dividend
or other distribution of the assets of the Company or the Subsidiary or any direct or indirect redemption, purchase or acquisition of any of the Company's or the Subsidiary's securities other than repurchases of Common Stock from terminated employees, consultants, officers and directors pursuant to written agreements;

                           (g)      any labor organization activity or labor
trouble;

                           (h)      to the best knowledge of the Company and
the Subsidiary, any other event or condition of any character which has had or may result in a Material Adverse Effect;

                           (i)      any material increases in the compensation
of any of the Company's or the Subsidiary's employees, officers or directors;

                           (j)      any resignation or termination of employment
of any officer or key employee of the Company or the Subsidiary; or

                           (k)      any agreement entered into by the Company
or the Subsidiary to do any of the foregoing matters covered by subsections 2.21
(a) through (j).

                  2.21 EMPLOYEES. To the best knowledge of the Company and the Subsidiary, after reasonable investigation, no employee or consultant of the Company or the Subsidiary is in violation of any term of any employment, employment contract or any other contract or agreement relating to the relationship of any such person with the Company or the Subsidiary or any other party because of the nature of the business conducted or to be conducted by the Company or the Subsidiary. Neither the Company nor the Subsidiary is aware of any key employee of the Company or the Subsidiary who has any plans to terminate his or her employment with the Company. To the best knowledge of the Company and the Subsidiary, each of the Company and the Subsidiary has complied with all applicable state and federal equal employment opportunity and other laws relating to employment. Neither the Company nor the Subsidiary has any agreements or arrangements with persons titled as independent contractors or consultants, as a result of which, by virtue of the control exercised by the Company, the type of work performed by the persons or any other circumstances, said persons could reasonably be deemed to be employees of the Company.

                  2.22 NO CONFLICT OF INTEREST. To the best of the knowledge of the Company and the Subsidiary, none of the Company's or the Subsidiary's officers or directors, or any members of their immediate families have any direct or indirect ownership interest in any firm or corporation with which it is affiliated or with which it has a business relationship, or any firm


                                      -8-
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or corporation which competes with it except that such officers, directors and/or shareholders may own stock in publicly traded companies which may compete with the Company or the Subsidiary. Neither the Company nor the Subsidiary is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3. REPRESENTATIONS AND WARRANTIES OF CREATIVE. Creative represents and warrants to the Company and the Subsidiary that:

                  3.1 AUTHORIZATION. All corporate action on the part of Creative, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, the performance of all obligations of Creative hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Rights Agreement constitute valid and legally binding obligations of Creative, enforceable against Creative in accordance with their terms, subject to applicable bankruptcy, moratorium and other laws affecting creditors rights generally and to the application by a court of general principles of equity.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement and the Rights Agreement are made with Creative in reliance upon Creative's representation to the Company, which by Creative's execution of this Agreement Creative hereby confirms, that the Securities to be acquired by Creative will be acquired for investment for Creative's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Creative has no present intention of selling, granting any participation in, or otherwise distributing the Securities. By executing this Agreement, Creative further represents that Creative does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Creative represents that it has full power and authority to enter into this Agreement and the Rights Agreement.

                  3.3 DISCLOSURE OF INFORMATION. Creative believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Creative further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the fight of Creative to rely thereon.

                  3.4 INVESTMENT EXPERIENCE. Creative is acquiring the Securities for investment for Creative's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that Creative has no present intention of selling, granting any participation in , or otherwise distributing the Securities, other than transfers to affiliates. Creative understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the


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investment intent and the accuracy of Creative's representations as expressed herein. Creative has not been formed for the specific purpose of acquiring the Securities.

                  3.5 RESTRICTED SECURITIES. Creative understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Creative represents that it is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  3.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Creative agrees that it shall not dispose all or any of the Securities to any competitor of the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld. Creative further agrees not to make any disposition of all or any portion of the Securities unless and until:

                           (a)      There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                           (b)      (i) Creative shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Creative shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                           (c)      Notwithstanding the provisions of paragraphs
(a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Creative to a subsidiary or parent corporation of Creative, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as Creative hereunder.

                  3.7 LEGENDS. It is understood that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                           (a)      "THESE SECURITIES HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT TN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                           (b)      Any legend required by the Blue Sky laws of
any state to the extent such laws are applicable to the securities represented by the certificate so legended.

                  3.8 ACCREDITED INVESTOR. Creative is an accredited investor as defined in Rule 50 1 (a) of Regulation D promulgated by the SEC under the Securities Act.

         4. CONDITIONS OF CREATIVE'S OBLIGATIONS AT CLOSING. The obligations of Creative to the Company under this Agreement and the Rights Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to Creative at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

                  4.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and by the Rights Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Creative, and Creative shall have received all such counterpart original and certified or other copies of such documents as Creative may reasonably request.

                  4.5 OPINION OF COMPANY COUNSEL. Creative shall have received from Broad and Cassel, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of EXHIBIT E.

                  4.6 RIGHTS AGREEMENT. The Company and Creative shall have executed and delivered the Rights Agreement.

                  4.7 PROPRIETARY INFORMATION AND ASSIGNMENT OF INVENTIONS AGREEMENT. The Company and each officer, director and key employee of the Company shall have entered into a proprietary information and assignment of inventions agreement in form and substance satisfactory to Creative.

                  4.8 OPINION OF PATENT COUNSEL. The Company shall have obtained a legal opinion, dated as of the Closing, as to the Company's non-infringement of U.S. Patent No. 4,124,773 in form and substance reasonably satisfactory to Creative.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Creative under this Agreement and the Rights Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Creative contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 RIGHTS AGREEMENT. The Company and Creative shall have executed and delivered the Rights Agreement.

                  5.3 COMPLIANCE CERTIFICATE. An authorized officer of Creative shall deliver to the Company a certificate certifying that the conditions specified in Section 5.1 have been fulfilled.

         6.       MISCELLANEOUS.

                  6.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Creative contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Creative or the Company.

                  6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Florida in the United States of America as applied to agreements among Florida residents entered into and to be performed entirely within Florida.

                  6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6 NOTICES.

                           (a)      All notices, requests, demands and other
communications under this Agreement or in connection herewith shall be given to or made upon Creative at 67 Ayer Rajah Crescent No. 03-18. Republic of Singapore 139950, Attn: Ng Keh Long and Creative Labs, Inc., 1901 McCarthy Boulevard, Milpitas, CA 95035, Attn: General Counsel, or, if to the Company, at Netspeak Corporation, 902 Clint Moore Road, Suite 104, Boca Raton, FL 33497, Attn:
Chairman, with a copy to Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, FL 33131.

                           (b)      All notices, requests, demands and other
communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, reputable overnight courier or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                           (c)      Any party may, by written notice to the
other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, telexing, telecopying or delivery thereof.

                  6.7 FINDER'S FEE. Each party represents that, except as set forth on the Schedule of Exceptions, it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Creative agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Creative or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Creative from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  6.8 EXPENSES. Each party hereto shall pay for its own fees and expenses incurred with respect to this Agreement and the Rights Agreement and the transactions contemplated hereby and thereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and Creative. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Securities, each future holder of all such Securities, and the Company; provided, however, that none, of the conditions set forth in
Section 5 hereof may be waived with respect to Creative unless it consents thereto.

                  6.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  6.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the sale and issuance of the Securities, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                  6.12 CONFIDENTIALITY. Neither party shall announce the execution of this Agreement, the Rights Agreement, the Technology License and Distribution Agreement dated of even date herewith between the Company and Creative, or the consummation of the transactions contemplated hereby or thereby to the general public through a press release or other means without the consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Company shall not disclose the terms of this Agreement, the Rights Agreement or the Technology License and Distribution Agreement to any third party unless such third party first executes a nondisclosure agreement with respect to such terms; provided, further, that the Company may disclose the existence, and only the existence, of such agreement and its relationship with Creative to the Company's shareholders without first obtaining a nondisclosure agreement from such shareholders. Each party's obligation under this Section
6.12 shall survive the execution and delivery of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.

                                             COMPANY:

                                             NETSPEAK CORPORATION



                                             By:/S/ STEPHEN R. COHEN
                                                ---------------------------

                                             Title:CHAIRMAN AND CEO
                                                   ------------------------


                                             CREATIVE TECHNOLOGY LTD.



                                             By:/S/ SIM WONG HOO
                                                --------------------------

                                             Title: CHAIRMAN AND CEO
                                                    ----------------------



                             [SIGNATURES CONTINUED]

                                              INTERNET TELEPHONE COMPANY



                                              By:/S/ STEPHEN R. COHEN
                                                 --------------------------

                                              Title:CHAIRMAN AND CEO
                                                    -----------------------